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                                                                   Exhibit 10.13

                              SUBLEASE AGREEMENT

THIS SUBLEASE AGREEMENT ("Agreement"), dated as of November, 18 1998 is made between Skidmarks, Inc., a California corporation doing business as San Francisco Production Group ("Tenant") and Looksmart Ltd. ("Subtenant").

                                   RECITALS:
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     A.  Tenant has entered into a lease (the "Master Lease") of certain premises, designated as 550 Bryant Street, San Francisco, California (the "Premises"), with an initial term commencing June 1, 1998, and continuing to May 31, 2003, with Fred Alexander and Company, a California partnership ("Landlord"). A copy of Sections 9 through 32 of the Master Lease is attached hereto as Exhibit A and incorporated herein by this reference (the "Master Lease Provisions"). A plan of the Premises denoting generally the location of the portion of the Premises being subleased to the Subtenant (the "Sublease Premises") is attached hereto as Exhibit B and incorporated herein by this reference.

     B. Subtenant desires to obtain the use of the Sublease Premises from Tenant in connection with the conduct of Subtenant's business activities. Tenant desires to provide such space to Subtenant, upon the terms and conditions set forth herein.

                                   AGREEMENT

     In consideration of the foregoing, and of the promises, terms and conditions of this Agreement, the parties hereto agree as follows:

     1.  Sublease Premises. Tenant hereby subleases to Subtenant and Subtenant
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hereby subleases from Tenant the "Sublease Premises" as outlined in Exhibit B attached hereto, on all of the terms and conditions of this Agreement.

     2.  Use. The Sublease Premises are to be used for General Office Use
         ---

     3.  Term. The term of this Agreement shall be for six months and shall
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commence on the 19th day of November, 1998, and end on the 31st day of May,
1999, inclusive.

     4.  Rent. Rent shall be paid in lawful money of the United States of
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America at the office of the Tenant at the following address: 550 Bryant Street,


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San Francisco, California 94107 or at such other place as the Tenant may designate in writing, in advance, on the 1st day of each month during the term of this Agreement, free from all claims, demands or set-offs against Tenant of any kind or character, whatsoever, as follows: rent shall be eighty-five-hundred Dollars ($ 8500,00) per month, which will include $8238,43 Dollars ($ 8238.43) base rent plus an additional rent ("Escalation Rent") in an amount equal to Fifty percent (50%) of the charges levied upon Tenant by Landlord for the Landlord's property taxes, fire insurance and umbrella insurance payable by Tenant pursuant to the terms of the Master Lease: Subtenant's current Escalation Rent shall be $ 261.57 ($ 261.57) per month. Tenant shall give Subtenant prompt notice in writing of any change in the amount of Escalation Rent, as it is determined from time to time, note less than ten (10) days prior to the date such payment is due. Rental payments are due on the first day of each month and a late charge of five percent (5%) shall be paid by Subtenant for any payment made more than five (5) calendar days after the due date. In addition, interest shall be owing on any such payment at the rate of three percent (3%) over the prime rate of Union Bank of California, or the maximum rate permitted by law, whichever is less. Tenant acknowledges receipt from subtenant of the sum of eighty-five-hundred dollars ($8500) as an additional inducement and consideration for the execution by Tenant of this Agreement, which sum shall be and remain the property of Tenant, and Subtenant agrees that such sum is paid solely as such consideration and for the purpose of obtaining this Agreement, and is an absolute payment to Tenant for that purpose. Tenant agrees that if Subtenant shall faithfully perform all of the terms, covenants and conditions of this Agreement on Subtenant's part to be performed during the term of this Agreement until the 1st day of last month of rating then and solely in consideration of such performance, there shall be deducted from the rental required to be paid to Tenant for the last month of this Agreement the sum of eighty-Five-hundred dollars ($8500.00), anything herein contained to the contrary notwithstanding.

     5.  Notice of Surrender. Subtenant shall, at least sixty (60) days before
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the last day of the term hereof, give to Tenant a written notice of intention to surrender the Subleased Premises on that date, but nothing herein shall be construed as an extension of the term hereof or as a consent of Tenant to any holding over by Subtenant.

     6.  Holding Over. If Subtenant holds possession of the Sublease Premises
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after the Term of this Agreement, Subtenant shall, at the option of Tenant, to be exercised by Tenant's giving written notice to Subtenant, and not otherwise, become a tenant from month-to-month upon the terms and conditions herein specified, so far as applicable, at a monthly rental equal to the then current rent payable in advance, in lawful money, and shall continue to be a

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month-to-month tenant until sixty (60) days after Subtenant shall have given to
Tenant, or Tenant shall have given to Subtenant, a written notice of intention to terminate such monthly tenancy. Unless Tenant shall hereby exercise the option hereby given, Subtenant shall be a tenant at sufferance only, whether or not Tenant shall accept any rent from Subtenant while Subtenant is so holding over.

     7.  Master Lease. The effectiveness of this Agreement is conditioned upon
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the effectiveness of the Master Lease. Any termination of the Master Lease prior to the expiration of the term hereof shall operate as a termination of this Agreement.

     8.  Telephone. Subtenant's telephone reception will be handled by
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Subtenant's own personnel. Subtenant shall be entirely responsible for providing its own telephone answering services, telephone number(s) and lines, and for the installation of Subtenant's own telephone lines. Subtenant shall pay all of Subtenant's own costs and expenses in connection with Subtenant's telephone usage.

     9.  Master Lease Provisions. Subject to the more specific terms of this
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Agreement, Subtenant shall assume and perform the obligations of Tenant as
Lessee under the Master Lease Provisions attached hereto as Exhibit A, to the extent said terms and conditions are applicable to the Sublease Premises. Further, except where the context indicates to the contrary, and except where otherwise provided in this Agreement, Subtenant shall undertake to perform and shall perform, in favor of and for the benefit of Tenant, all obligations, covenants, and conditions which the Master Lease Provisions impose upon "Lessee" in favor of "Lessor," in the same manner as if such obligations, covenants, and conditions were set forth at length in this Agreement, as obligations, covenants, and conditions of Subtenant in favor of Tenant. Sub-tenant shall not commit, or permit to be committed, on the Premises any act or omission which shall violate any term or condition of the Master Lease Provisions. In the event of the termination of Tenant's interest as Lessee under the Master Lease for any reason, then this Agreement shall terminate coincidentally therewith, without any liability of Tenant to Subtenant or Subtenant to Tenant. Such Master Lease Provisions, along with all of the other terms set forth in this Agreement, shall be the complete terms and conditions of this Agreement.

     10.  Insurance. Subtenant, at its expense, shall maintain public liability
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and property damage insurance with an insurance company acceptable to Tenant in an amount of $1,000,000 per occurrence. Said policy or policies shall name Tenant as an additional insured party, and Subtenant shall provide Tenant with a certificate evidencing such insurance which shall provide for at least thirty
(30) days' written notice to Tenant prior to alteration or cancellation of any policy evidenced by the certificate.

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     11.  Assignment or Subletting. Subtenant shall not assign Subtenant's
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rights under this Agreement, or sublet or attempt to sublet any portion of the
Sublease Premises, without first obtaining the written consent of Tenant, which consent will not be delayed or withheld unreasonably. Tenant may reasonably require that any subletting be consistent with the current intensity and nature of use of the Premises, recognizing that Tenant and Subtenant work in close proximity and with frequent contact. Regardless of Tenant's consent, no subletting or assignment by Subtenant shall release Subtenant of Subtenant's obligations hereunder or alter the primary liability of Subtenant to pay the rent and to perform all other obligations to be performed by Subtenant hereunder.

     12.  Form of Agreement. Tenant and Subtenant understand and agree that this
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form of Agreement is an abbreviated one. Accordingly, they incorporate by this reference the Master Lease Provisions attached as Exhibit A hereto as the terms of the Agreement between them, with, however, Tenant occupying the position of Lessor, and Subtenant occupying that of Lessee. The specific terms of this Agreement shall prevail over any inconsistent supplemental terms as so incorporated, but, in all other respects, such supplemental terms shall constitute a part of this Agreement, including, without limitation, the events of default, and remedies therefor provided to Lessor thereunder (Tenant hereunder).

     13.  Attorneys' Fees. If as a result of any breach of default by Subtenant
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in the performance of any of the provisions of this Agreement, Tenant uses the services of an attorney in order to secure compliance with such provisions or recover damages therefor, or to terminate this Agreement and evict Subtenant, Subtenant shall reimburse Tenant upon demand for any and all reasonable attorneys' fees and expenses so incurred by Tenant.

     IN WITNESS WHEREOF, Tenant and Subtenant have executed this Agreement effective as of the date first hereinabove written.

TENANT:                                   SUBTENANT:
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SKIDMARKS, Inc., a California            LOOKSMART, Ltd
corporation doing business as
San Francisco Production Group

By: /s/ Signature Illegible              By: /s/ Signature Illegible
     Its President                              Its CFO

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